EX-99.(j)(1)

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby appoints David M. Barse, Vincent Dugan and W. James Hall and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned, in the place and stead of the undersigned, to sign the Registration Statement of Third Avenue Variable Series Trust under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which shall together constitute one instrument.

Signature                            Capacity                        Date
---------                            --------                        ----

/s/Martin J. Whitman                 Trustee                        2/25/05
--------------------
Martin J. Whitman

/s/ David M. Barse                   Trustee                        2/25/05
------------------
David  M. Barse

/s/ Jack W. Aber                     Trustee                        2/25/05
----------------
Jack W. Aber

/s/ William E. Chapman, II           Trustee                        2/25/05
--------------------------
William E. Chapman, II

/s/ Lucinda Franks                   Trustee                        2/25/05
------------------
Lucinda Franks

/s/ Edward J. Kaier                  Trustee                        2/25/05
-------------------
Edward J. Kaier

/s/ Marvin Moser                     Trustee                        2/25/05
----------------
Marvin Moser

/s/ Eric Rakowski                    Trustee                        2/25/05
-----------------
Eric Rakowski

/s/ Martin Shubik                    Trustee                        2/25/05
-----------------
Martin Shubik

/s/ Charles C. Walden                Trustee                        2/25/05
---------------------
Charles C. Walden

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 8 to its Registration Statement meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of April, 2005.

                       THIRD AVENUE VARIABLE SERIES TRUST
                       Registrant

                       /s David M. Barse
                       -----------------
                       David M. Barse, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement of Third Avenue Variable Series Trust has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Capacity                             Date

/s/Martin J. Whitman*                Trustee                             4/29/05
-----------------------------
Martin J. Whitman

/s/ David M. Barse*                  Trustee                             4/29/05
-----------------------------
David  M. Barse

/s/ Vincent Dugan*                   Chief Financial Officer             4/29/05
-----------------------------
Vincent Dugan

/s/ Jack W. Aber*                    Trustee                             4/29/05
-----------------------------
Jack W. Aber

/s/ William E. Chapman, II*          Trustee                             4/29/05
-----------------------------
William E. Chapman, II

/s/ Lucinda Franks*                  Trustee                             4/29/05
-----------------------------
Lucinda Franks

/s/ Edward J. Kaier*                 Trustee                             4/29/05
-----------------------------
Edward J. Kaier

/s/ Marvin Moser*                    Trustee                             4/29/05
-----------------------------
Marvin Moser

/s/ Eric Rakowski*                   Trustee                             4/29/05
-----------------------------
Eric Rakowski

/s/ Martin Shubik*                   Trustee                             4/29/05
-----------------------------
Martin Shubik

/s/ Charles C. Walden*               Trustee                             4/29/05
-----------------------------
Charles C. Walden

*By David M. Barse, Vincent Dugan and W. James Hall pursuant to Power of Attorney filed herewith.